Exhibit 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on form 10-Q for the Quarter Ended December 31, 2003 (the "Report") by CaminoSoft Corp., the undersigned hereby certifies that:

1.       The Report complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                     /s/ Stephen Crosson
                                     -----------------------------------------
                                     Stephen Crosson
                                     Chief Executive Officer & Chief
                                     Financial Officer



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